NEWS RELEASE

OppFi Acquires Equity Interest in Bitty, Enters Small Business Financing Market

8/1/2024

- Led by proven operator and industry leader Craig Hecker, Bitty is a profitable and growing platform that provides credit access to underserved small businesses
- The transaction implies a 6.0x purchase multiple on adjusted net income for the trailing twelve months ending March 31, 2024 and is expected to be immediately accretive to OppFi earnings
- OppFi expects to continue evaluating strategic acquisition opportunities in new and existing verticals to further facilitate credit access

CHICAGO--(BUSINESS WIRE)-- OppFi Inc. (NYSE: OPFI) ("OppFi" or the "Company"), a tech-enabled, mission-driven specialty finance platform that broadens the reach of community banks to extend credit access to everyday Americans, today announced its strategic acquisition of a 35% equity interest in Bitty Advance, including its servicing business (collectively "Bitty"). The transaction includes options for OppFi to obtain majority and total ownership over time.

Bitty is majority controlled by Craig Hecker, an industry leader and serial entrepreneur in the small business financing market, who will continue to operate the business as Chief Executive Officer. Bitty is a credit access company that offers revenue-based financing and other working capital solutions. Since 2020, Bitty has facilitated funding to more than 29,000 small businesses across the United States, with products ranging from $2,000 to $250,000.

"We're excited by this acquisition, as we believe Bitty provides the foundation for OppFi's new vertical in small business financing," said Todd Schwartz, Chief Executive Officer and Executive Chairman of OppFi. "Bitty facilitates credit access to small businesses that are not served by traditional banks, aligning with our mission to facilitate

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credit access to everyday Americans. Small business financing is increasingly being originated online, and we believe Bitty's digital platform is well-positioned to capture this growth. We look forward to working with Craig and his team to further scale Bitty with OppFi's data analytics, automation, and marketing expertise."

The U.S. Small Business Administration estimates there are 33 million small businesses, and a study by the Federal Reserve indicates approximately 71% of medium to high credit risk small business applicants for a loan, line of credit, or merchant cash advance applied to a non-bank financing company, online lender, or community development financial institution. The total addressable market for non-bank and online lenders for small businesses is approximately $550 billion per year, based on research from the Consumer Financial Protection Bureau.

"I'm thrilled by this opportunity to partner with OppFi and leverage its successful track record as we strive to take Bitty to the next level of growth," said Craig Hecker. "I admire OppFi's vision of building a multi-product, multi-customer platform that facilitates credit access to those not served by traditional banks."

On an annualized basis, OppFi anticipates that Bitty would contribute approximately $0.03 in adjusted earnings per share to the consolidated results of OppFi.

OppFi has the option to acquire an additional 30% equity interest for majority ownership of Bitty in 2027 and the option to acquire the remaining equity for total ownership of Bitty in 2030.

Additional details regarding this transaction are included in the Company's Form 8-K to be filed today with the U.S. Securities and Exchange Commission. OppFi management plans to discuss those details and answer investor questions during the previously announced second quarter 2024 earnings conference call on Wednesday, August 7, 2024 at 9:00 a.m. ET.

Moelis & Company served as financial advisor and Sidley Austin LLP served as legal counsel to OppFi.

About OppFi

OppFi (NYSE: OPFI) is a tech-enabled, mission-driven specialty finance platform that broadens the reach of community banks to extend credit access to everyday Americans. Through a transparent and responsible lending platform, which includes financial inclusion and an excellent customer experience, the Company supports consumers, who are turned away by mainstream options, to build better financial health. **OppLoans** by OppFi maintains a 4.5/5.0 star rating on Trustpilot with more than 4,400 reviews, making the Company one of the top consumer-rated financial platforms online. For more information, please visit oppfi.com.

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Forward-Looking Statements

This press release includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. OppFi's actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "possible," "continue," and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, without limitation, the impact of the Bitty investment on OppFi's business; OppFi's ability to scale and grow the Bitty business; statements regarding future acquisitions, the future performance of OppFi's platform, and expectations for OppFi's growth, new products, and future financial performance. These forward-looking statements are based on OppFi's current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside OppFi's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the impact of general economic conditions, including economic slowdowns, inflation, interest rate changes, recessions, and tightening of credit markets on OppFi's business; the impact of challenging macroeconomic and marketplace conditions, including lingering effects of COVID-19 on OppFi's business; the impact of stimulus or other government programs; whether OppFi will be successful in obtaining declaratory relief against the Commissioner of the Department of Financial Protection and Innovation for the State of California; whether OppFi will be subject to AB 539; whether OppFi's bank partners will continue to lend in California and whether OppFi's financing sources will continue to finance the purchase of participation rights in loans originated by OppFi's bank partners in California; OppFi's ability to scale and grow the Bitty business; the impact that events involving financial institutions or the financial services industry generally, such as actual concerns or events involving liquidity, defaults, or non-performance, may have on OppFi's business; risks related to the material weakness in OppFi's internal controls over financial reporting; the ability of OppFi to grow and manage growth profitably and retain its key employees; risks related to new products; risks related to evaluating and potentially consummating acquisitions; concentration risk; risks related to OppFi's ability to comply with various covenants in its corporate and warehouse credit facilities; costs related to the business combination; changes in applicable laws or regulations; the possibility that OppFi may be adversely affected by other economic, business, and/or competitive factors; risks related to management transitions; risks related to the restatement of OppFi's financial statements and any accounting deficiencies or weaknesses related thereto; and other risks and uncertainties indicated from time to time in OppFi's filings with the United States Securities and Exchange Commission, in particular, contained in the section or sections captioned "Risk Factors." OppFi cautions that the foregoing list of factors is not exclusive, and readers should not place undue

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reliance upon any forward-looking statements, which speak only as of the date made. OppFi does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to re�ect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Investor Relations: investors@opp�.com Media Relations: media@opp�.com Source: OppFi 4